UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NANOVIRICIDES, INC.

(Name of Registrant as Specified In Its Charter)

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Copies to:

Peter Campitiello, Esq.
McCarter & English, LLP
Two Tower Center Boulevard
East Brunswick, NJ 08816
Tel: 732-867-9741
Fax: 732-393-1901

NANOVIRICIDES, INC.
1 Controls Drive
Shelton, Connecticut 06484

November 15, 2022

To Our Stockholders:

On behalf of the Board of Directors of NanoViricides, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders to be held on Saturday, December 17, 2022, at 10:00 a.m., Eastern Daylight Time, at the Hampton Inn & Suites Stamford, 26 Mill River Street, Stamford, CT, 06902.

At this year’s annual meeting you will be asked to: (i) approve the redomiciling of the Company as a Delaware corporation; (ii) elect each of one Class I director and two Class II directors who each will serve for a two year term; (iii) approve an award of 10,204 shares of Series A Convertible Preferred Stock to Anil Diwan in connection with the extension of his employment as the Company’s President; (iv) ratify the appointment of our independent registered public accountants; and (v) transact such other business as may properly come before the annual meeting. The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

Our Board of Directors unanimously recommends that you vote “FOR” each proposal.

A copy of the 2022 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

NANOVIRICIDES, INC.

Anil Diwan, President and Chairman of the Board of Directors

NANOVIRICIDES, INC.

1 Controls Drive

Shelton, Connecticut 06484

Notice of Annual Meeting of Stockholders

To Be Held on December 17, 2022

To Our Stockholders:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the “Annual Meeting”), of NanoViricides, Inc. (the “Company” or “NanoViricides”) will be held on December 17, 2022, at 10:00 a.m., Eastern Daylight Time, at the Hampton Inn & Suites Stamford, 26 Mill River Street, Stamford, CT, 06902, for the following purposes:

1.       To redomicile the Company from a Nevada corporation to a Delaware corporation (Proposal 1).

2.        To elect Todd E. Rokita as a Class I director and Makarand Jawadekar and Brian Zucker as Class II directors; each for a two-year term expiring at the 2024 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal (Proposal 2);

3.       To approve an award of 10,204 shares of Series A Convertible Preferred Stock to Anil Diwan in connection with the extension of his employment as the Company’s President (Proposal 3);

4.       To ratify the appointment of EisnerAmper, LLP, the Company’s independent registered accounting firm for the fiscal year ending June 30, 2023 (Proposal 4); and

5.       To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. Please note that you will be asked to present proof that you are a shareholder of the Company, as well as a valid picture identification, such as a driver’s license or passport, in order to attend the Annual Meeting. The use of cameras, recording devices of any kind and other electronic devices will be prohibited at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, you are requested to sign, date and return the enclosed proxy card promptly. Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the President of the Company so that it is received no later than 5:00 p.m. (New York City time) on December 16, 2022; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card, and clearly marked as “REVISION”, to the Secretary of the Company so that it is received no later than 5:00 p.m. (New York City time) on December 16, 2022; or (iii) attending the Annual Meeting and voting in person thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, c/o Secretary. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.

The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on October 17, 2022, as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Annual Meeting until the closing of the polls thereat.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet allows us to provide our stockholders with the information they need, while reducing our printing and mailing costs and the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail contains instructions on how to access this proxy statement and the 2022 Annual Report and vote online. The Notice also includes instructions on how you can request a paper copy of the annual meeting materials. If you want more information, please see the Questions and Answers section of this proxy statement or visit www.proxyvote.com. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.

By Order of the Board of Directors

/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman of the Board of Directors

November 15, 2022

NANOVIRICIDES, INC.
1 Controls Drive
Shelton, Connecticut 06484

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

DECEMBER 17, 2022

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.001 per share, of NanoViricides, Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as “NanoViricides, Inc.,” “NanoViricides,” the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Saturday, December 17, 2022, at 10:00 a.m., Eastern Daylight Time, at the Hampton Inn & Suites Stamford, 26 Mill River Street, Stamford, CT, 06902, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders will be asked to vote for:

1.       To redomicile the Company from a Nevada corporation to a Delaware corporation (Proposal 1).

2.        To elect Todd E. Rokita as a Class I director and Makarand Jawadekar and Brian Zucker as Class II directors; each for a two-year term expiring at the 2024 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal (Proposal 2);

3.       To approve an award of 10,204 shares of Series A Convertible Preferred Stock to Anil Diwan in connection with the extension of employment as the Company’s President (Proposal 3);

4.       To ratify the appointment of EisnerAmper, LLP, the Company’s independent registered accounting firm for the fiscal year ending June 30, 2023 (Proposal 4); and

5.       To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

The Board of Directors has fixed the close of business on October 17, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards that are not revoked will be voted at the Annual Meeting in accordance with instructions contained therein.

If a Proxy Card is signed and returned without instruction, the Shares will be voted FOR the Board’s recommendations.

Voting

Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

Our Board of Directors has selected Anil Diwan and Meeta Vyas, and each of them, to serve as “Proxyholders” for the Annual Meeting. Proxy Cards that are not revoked will be voted at the Meeting in accordance with instructions contained therein.

Revocation of Proxy

Any shareholder of record who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) submitting a written notice of such revocation to us at NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, c/o Secretary, so that it is received no later than 5:00 p.m. (New York City time) on December 16, 2022; (ii) duly executing and delivering a Proxy Card bearing a later date than the previously signed and dated proxy card, and clearly marked as “REVISION”, to the Secretary of the Company so that it is received no later than 5:00 p.m. (New York City time) on December 16, 2022; or (iii) attending the Annual Meeting and casting a revised ballot in person thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Voting on Other Matters

The Board of Directors knows of no other matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on October 17, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of October 17, 2022, there were 11,610,037 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. In addition, there were 495,173 shares of our Series A Convertible Preferred Stock outstanding and entitled to vote, which vote at the rate of 9 votes per share, for a total of 4,456,557 additional votes for an aggregate of 16,066,594 total votes. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock.

Quorum; Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of voting stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Nominees may have such discretion to vote absent instructions with respect to certain “routine” matters, such as the ratification of an independent registered accounting firm, but not with respect to matters that are considered “non-routine,” such as the election of directors or an advisory vote on executive compensation or the approval of executive compensation awards. Accordingly, without voting instructions from you, your broker will be unable to vote your shares on Proposal 1, 2, or 3.

Each share of NanoViricides common stock entitles the holder to one vote on each matter presented for stockholder action. In addition, each share of Series A Preferred stock is entitled to 9 votes on each matter presented for stockholder action.

How are votes counted and how many votes are needed to approve each proposal?

•	For Proposal Nos. 1 and 3, redomiciling the Company as a Delaware corporation and the approval of an award of 10,204 shares of Series A Convertible Preferred Stock to Anil Diwan, Proposals No. 1 and 3 must receive a “For” vote from a majority of the shares of capital stock of the Company issued and outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposals No. 1 and 3.

•	For Proposal No. 2, the election of one Class I director, one Class II director and one Class III director, the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as director of each of the nominees. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect on the outcome of Proposal 2.

•	For Proposal No. 4, approval of auditors, to be approved, Proposal No. 4 must receive a “For” vote from a majority of the shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 4. Abstentions will be counted towards the vote total for Proposal 4 and will have the same effect as “Against” votes. No broker non-votes are expected on Proposal No. 4.

•	For Proposal No. 5, voting on a proposal to adjourn the meeting, if necessary, in order to solicit more proxies for approval of the matters presented at the Annual Meeting, Proposal No. 5 must receive a “For” vote from a majority of the shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 5. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 5.

An Inspector of Elections appointed by NanoViricides will tabulate votes at the Meeting.

Proxy Solicitation; Expenses

NanoViricides will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

Voting Confidentiality

Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights

Stockholders will have no rights of appraisal under the Nevada Revised Statutes in connection with the proposals to be considered at the Meeting.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

PROPOSAL 1
RedomicilING of the company as a delaware corporation

(THE “REDOMICILE”)

Reasons for the Redomicile

There are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why the Redomicile is in the interests of our stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the time-sensitive capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

Certain Effects of the Change in State of Incorporation

The Redomicile will effect a change in the our legal domicile; however, the Redomicile will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Redomicile, which are immaterial). Management, including the directors and officers, will remain the same in connection with the Redomicile. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Redomicile.  Upon the effective time of the Redomicile, each share of our Common Stock outstanding immediately prior to the Effective Time shall by virtue of the Redomicile and without any action on the part of the holder thereof, be converted into one (1) share of fully-paid and non-assessable Common Stock of Nanoviricides, Inc., a Delaware corporation, and each share of our Series A Preferred Shares outstanding immediately prior to the Effective Time shall by virtue of the Redomicile and without any action on the part of the holder thereof, be converted into one (1) share of fully-paid and non-assessable Series A Preferred Share of Nanoviricides, Inc., a Delaware corporation.

The Certificate of Incorporation and Bylaws will be the governing instruments of the corporation, resulting in some changes from the current Articles of Incorporation, as amended, and Bylaws of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware.

The following chart summarizes some of the material differences between the Delaware General Corporations Law (the “DGCL”) and the Nevada Revised Statutes (NRS). This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada
Removal of Directors
The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.	Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.
Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability
A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.	Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification
Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Increasing or Decreasing Authorized Shares
Delaware law contains no such similar provision.	Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity
Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.	Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.
Expiration of Proxies
Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.	Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.
Shareholder Meeting Quorum Requirements
Section 216 of the DGCL provides that the certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares having voting power and the number of such shares that must be present or represented by proxy at any meeting in order to constitute a quorum, however, a quorum may not consist of less than one-third of the shares entitled to vote at the meeting.	Section 78.320(1)(a) of the NRS provides that a quorum may not consist of less than a majority of the stockholders with voting power.

Interested Stockholder Combinations
Delaware has a business combination statute, set forth in §203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.	Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of two years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the two year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.
For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits. These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Filing Fees
Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation of the number of shares authorized and outstanding and the net assets of the corporation.

The Plan of Conversion for the Redomicile, together with forms of the Company’s proposed Certificate of Incorporation and Bylaws under the State of Delaware, are attached hereto as Annexes “A,” “B” and “C,” respectively.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CHANGE OF DOMICILE OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

PROPOSAL 2
ELECTION OF DIRECTORS

Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two and not more than seven members, with such number to be fixed by the Board of Directors. There are currently four members of our Board of Directors. The directors are divided into three classes. Each director serves for a term of two years. The classes of directors with a term expiring at this annual meeting comprise four directors. At the Annual Meeting, each director will be elected to serve for a term of two years expiring at the 2024 annual meeting of stockholders and until a successor is duly elected and qualified or until their earlier resignation or removal.

Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the nominee for a two-year term expiring at the 2024 annual meeting of stockholders and until a successor is duly elected and qualified or until their earlier resignation or removal. The nominees named below have been nominated by the Board of Directors and have consented to be named nominees in this Proxy Statement and each to serve as a director, if elected. Should the nominee become unable or unwilling to accept a nomination for election, the person named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated By-laws.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience, and director positions held currently or at any time during the last five years.

Director Nominee Biographical Information

The age and principal occupation for the past five years of the person nominated as director is set forth below:

Makarand “Mak” Jawadekar, age 71, Director. Dr. Jawadekar has been an independent Director of NanoViricides, Inc. since February 2020 . He has over 35 years of experience in the pharma industry spanning both business and research activities. Dr. Jawadekar has extensive experience in joint ventures, alliance management, contracting, outsourcing, benchmarking, performance metrics, pharmaceutical research and development, drug delivery technologies, formulations, clinical supply manufacturing and packaging, clinical trial materials, pharmaceutics, and pharmaceutical sciences. He also has deep knowledge and global experience working across the United States, Europe, India, and other parts of Asia, including Japan and China. He has helped create several pharma R&D partnerships, joint ventures, and collaborations during his career. The Company believes Dr. Jawadekar’s long history as a pharmaceutical and biotech professional, particularly in alliance development and management, in business strategy, and in pharmaceutical sciences and CMC in drug delivery, render him well qualified to continue to serve as an independent member of the Board of Directors, as well as its Compensation, Nominating and Governance Committees.

Theodore Edward (“Todd”) Rokita, age 52, Director. Honorable Mr. Rokita currently serves as the Attorney General of the State of Indiana, a publicly elected position. He has been an independent Director of NanoViricides, Inc. since May 2020. He is also co-owner and was General Counsel and Vice President of External Affairs, of Apex Benefits Group, Inc. “ApexBG”) where he served as a member of the executive team and the corporate board. He was responsible for legal strategies, including litigation, acquisitions and other matters, primarily involving ERISA and employment laws, and was responsible for the regulatory compliance of Apex’s clients. In his role, he served as the public face of ApexBG and was responsible for external messaging, events, and other outreach functions. Previously, Mr. Rokita was elected to the United States Congress as a Representative from the State of Indiana, serving four terms from 2011 to 2019. As a member of the US Congress, he served as the Chairman, House Subcommittee on Early Childhood, Elementary, and Secondary Education, as the Vice Chairman, House Committee on the Budget, as a Member, House Committee on Education and the Workforce (Health, Employment, Labor and Pensions subcommittee), as a Member, House Committee on Transportation and Infrastructure, (aviation, railroad, and pipeline subcommittees), as a Member, Committee on House Administration (2011-2014), as a Member, Steering Committee (2011-2012) (elected by peers to make their committee assignments), and also as a Director, Republican Study Committee (2014- 2019) (group affecting policy direction and tactics). Prior thereto Mr. Rokita served as the Secretary of State, Indiana (from 2003 to 2011), and as Chief Operating Officer and General Counsel, Office of Indiana Secretary of State from 2000-2002. Mr. Rokita serves or has served as a Member of the Board of Directors on a number of commercial and charitable institutions, among them: Aircraft Owners and Pilots Association Foundation, (2014-Present); Achieve International, Indianapolis, IN (helping troubled teens), (2012-2018); Saint Vincent Hospital Foundation, (2011-2013); Indiana Council for Economic Education, (2004-2010). Mr. Rokita also serves or has served as an Advisory Board Member for several institutions, among them: Merchandise Warehouse, Inc. Indianapolis, IN, (2019-Present); WishBone Medical, Inc., Warsaw, IN, (2019-Present); and Acel 360, Inc., Reston, VA Advisory Board member (2019-Present). Mr. Rokita has also served as a Member, Board of Trustees of Saint Joseph’s College, Rensselaer, IN (2007-2017). In addition to his public service, Mr. Rokita is involved as a Volunteer for the Veterans Airlift Command and Angel Flight (2011- Present), actively flying missions for Veterans Airlift Command and other similar non-profits dedicated to providing free air transportation to children and post-9/11 combat wounded veterans and their families for medical and other compassionate purposes. Mr. Rokita holds a Bachelor of Arts degree from Wabash College in Crawfordsville, Indiana, where he was an Eli Lilly Fellow and a Juris Doctor from IUPUI's Indiana University Robert H. McKinney School of Law. The Company believes Mr. Rokita's long history as an executive and as a board member of a number of institutions and his long record of public service, uniquely qualifies him to continue to serve as a member of the Company's Board of Directors, as well as its Audit, Compensation, Nominating and Governance Committees.

Brian Zucker, 60, Director. Mr. Zucker has been an independent Director of NanoViricides, Inc. since November 2020. Since October 2011, Mr. Zucker has been a Partner at CFO Financial Partners, LLC, a firm that provides outsourced CFO (Chief Financial Officer), Controller and Financial Operations services as well as back office reporting and bookkeeping services for public and private companies, broker dealers, hedge funds, and family offices and high net worth individuals, among others. Mr. Zucker also serves as the CFO and Financial Operations Principal for numerous broker dealers and hedge funds. In addition to and simultaneously therewith, Mr. Zucker has served as a Partner at RRBB Accountants & Advisors, (aka Rosenberg Rich Baker Berman & Co.), a full-service accounting, advisory and consulting firm located in Central New Jersey. Mr. Zucker has over thirty years of experience as a CPA specializing in the securities industry. From 1983 through 1986, Mr. Zucker was a Senior Consultant at Deloitte Haskins and Sells and at Price Waterhouse from January 1987 through September 1989. He has previously served as the President and Chairman of Atlantis Business Development Corp. (ABDV), CFO of Natcore Solar Technology, Inc. (NTCXF) and as a Managing Director of American Frontier Financial Corp. (EVIS). He is on the Board of Directors of National Investment Banking Association (NIBA). Mr. Zucker obtained a B.S. in Public Accounting from Pace University. The Company believes Mr. Zucker’s extensive career as a public accountant and experience providing sophisticated accounting services to public companies and broker dealers, render him well qualified to continue to serve as an independent member of the Board of Directors, as well as its Audit, Compensation, Nominating and Governance Committees.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as director of each of the nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
THE ABOVE-NAMED DIRECTOR NOMINEES.

Proposal 3

To approve an award of Convertible Preferred Stock to Dr. Anil Diwan in connection with the extension of his employment as the Company’s President

On October 6, 2022, the Company entered into an extension of the Employment Agreement of Dr. Anil R. Diwan to continue as the Company’s President effective July 1, 2022. Pursuant to the terms of the Agreement, Dr. Diwan will receive an annual base salary of  $400,000 and will be entitled to participate in all benefits the Company provides for its employees and executive officers. In addition, as an incentive toward the ultimate success of the Company, the Company prorated an award of 10,204 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Shares”) which will be fully vested on June 30, 2023 and shall be deemed partially vested at 25% for each quarter in quarterly installments. The Company will also maintain a life insurance policy in the amount of  $2,000,000 on behalf of Dr. Diwan of which $1,000,000 will be assignable to the Company and the balance to Dr. Diwan’s estate. The compensation terms of this Extension to the Employment Agreement are unchanged from the Employment Agreement dated July 2018 and the one-year Extension of Employment Agreement dated September, 2021. Pursuant to the rules of the Exchange, we are required to obtain the approval of our shareholders for issuance of the Series A Shares.

About the Series A Convertible Preferred Stock

The Series A Preferred Stock is convertible, solely upon a “change of control”, into shares of our Common Stock at the rate of three and one-half shares of Common Stock per share of Series A converted. For the purposes of conversion of the Series A, change of control is defined as (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company (other than by means of conversion or exercise of the Series A Preferred Stock and the Securities issued together with the Series A Preferred Stock), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its Intellectual Property to another Person and the stockholders of the Company prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (c) above. The Series A Preferred Stock votes at the rate of nine votes per share of Series A, together with the Common Stock, on all matters to which shareholders of the Company are entitled to vote. Holders of the Series A Preferred Stock are not entitled to receive dividends or any liquidation preference upon the liquidation, dissolution, or winding up of the Company.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE
ISSUANCE OF THE SERIES A PREFERRED SHARES TO DR. DIWAN.

Proposal 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of EisnerAmper LLP for the fiscal year ending June 30, 2023. Accordingly, the Board of Directors recommends that at the Annual Meeting the stockholders ratify the appointment by Board of Directors of EisnerAmper LLP to audit the financial statements of the Company for the current fiscal year ending June 30, 2023. Representatives of that firm are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Amended and Restated Bylaws or applicable law, the Board of Directors has determined that requesting ratification by stockholders of its selection of EisnerAmper LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of EisnerAmper LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees for professional services rendered for NanoViricides by EisnerAmper LLP for the fiscal years ended June 30, 2022 and 2021, were:

	Fiscal 2022	Fiscal 2021
Audit Fees	$218,700	$206,960
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	$-	-
Total	$218,700	$206.960

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Annual Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 17, 2022, certain information regarding the beneficial ownership of the Company’s Common Stock and Series A Convertible Preferred Stock outstanding by (i) each person known to us to own or control 5% or more of our Common Stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned.

	Common Stock			Series A Convertible Preferred Stock(1)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(2)	Percent of Class(2)		Amount and Nature of Beneficial Owner(2)	Percent of Class(2)	Percent of Voting Power(3)
TheraCour Pharma, Inc.(4)	470,959	4.1%		300,000	60.6%	19.7%
Anil Diwan(4)(5)	0	*	%	106,479	21.5%	6.0%
Meeta Vyas(6)	7,352	*	%	14,431	2.9%	*	%
Makarand Jawadekar	11,604	*	%	0	0	*	%
Theodore Rokita	11,057	*	%	0	0	*	%
Brian Zucker	9,834	*	%	0	0	*	%

All Directors and Executive Officers as a Group (6 persons)	510,806	4.4%		420,910	85.0%	25.8%

* Less than one percent.

(1)            Each Series A Convertible Preferred Share (the “Series A”) votes at the rate of nine shares of Common Stock and is convertible into three and one half shares of Common Stock upon a change in control of the Company.

(2)            For each shareholder, the calculation of percentage of beneficial ownership is based upon 11,610,037 shares of Common Stock and 495,173 shares of Series A Preferred Stock outstanding, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3)            The amount stated reflects the number of votes held on all matters submitted to a vote of our stockholders.

(4)            Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour Pharma Inc. and owns approximately 90% of the outstanding capital stock of TheraCour. Anil Diwan has both investment and dispositive power over the NanoViricides shares held by TheraCour Pharma, Inc.

(5)            Does not include 1,520,959 shares of common stock owned by TheraCour Pharma, Inc. after including the Series A preferred stock on an as converted basis which votes at the rate of three and one-half shares of common stock for each Share of Series A preferred stock (the “Series A preferred stock”), over which Dr. Diwan holds voting and dispositive power on an as converted basis. Does not include the beneficial ownership of the securities held by Meeta Vyas, the wife of Anil Diwan, over which Dr. Diwan disclaims beneficial ownership and voting and dispositive control.

(6)       Includes 1,072 shares held by Connect Capital LLC, over which Ms. Vyas holds voting and dispositive power. Does not include the beneficial ownership of the securities held by Anil Diwan, the husband of Ms. Vyas, or TheraCour, or 94,471 shares of common stock held by Armstoo Irrevocable Trust over which Ms. Vyas disclaims beneficial ownership and voting and dispositive control.

MANAGEMENT

Executive Officers and Directors

The following table sets forth the name, age and position of each of our directors and executive officers as of October 17, 2022.

Name	Age	Position

Anil Diwan	64	President, Chairman of the Board of Directors

Makarand Jawadekar (2)(3)	71	Director, Independent

Todd Rokita (1)(2)(3)	52	Director, Independent

Brian Zucker (1)(2)(3)	60	Director, Independent

Meeta Vyas	64	Chief Financial Officer

(1)	Audit Committee

(2)	Compensation Committee

(3)	Nominating and Corporate Governance Committee

Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two or more than seven members, with such number to be fixed by the Board of Directors and there are currently four members of our Board of Directors, three of which are independent. The directors are divided into three classes and according to our Bylaws the Directors must be divided evenly among the three classes.

Our executive officers are elected by, and serve at the discretion of, our Board of Directors. Dr. Diwan and Ms. Vyas are married. There are no other family relationships between our executive officers and any director of the Company. The business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors is as follows:

Anil Diwan, PhD, age 64, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005 and Executive Chairman in February 2019. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was one of the first scientists to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and five PCT international patent applications in various stages of prosecution in a number of countries, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). The Company concluded Dr. Diwan’s experience plus his status as creator of the Company’s technologies render him uniquely qualified to serve in these capacities.

Makarand “Mak” Jawadekar, age 71, has served as an independent Director of the Company since February 2020. He has over 35 years of experience in the pharma industry spanning both business and research activities. Dr. Jawadekar has extensive experience in joint ventures, alliance management, contracting, outsourcing, benchmarking, performance metrics, pharmaceutical research and development, drug delivery technologies, formulations, clinical supply manufacturing and packaging, clinical trial materials, pharmaceutics, and pharmaceutical sciences. He also has deep knowledge and global experience working across the United States, Europe, India, and other parts of Asia, including Japan and China. He has helped create several pharma R&D partnerships, joint ventures, and collaborations during his career.

The Company believes Dr. Jawadekar’s long history as a pharmaceutical and biotech professional, particularly in alliance development and management, in business strategy, and in pharmaceutical sciences and CMC in drug delivery, render him well qualified to continue to serve as an independent member of the Board of Directors, as well as its Compensation, Nominating and Governance Committees.

Theodore Edward (“Todd”) Rokita, age 52, has been an independent Director of NanoViricides, Inc. since May 2020. Honorable Mr. Rokita currently serves as the Attorney General of the State of Indiana, a publicly elected position. He is also a co-owner of and was General Counsel and Vice President of External Affairs, of Apex Benefits Group, Inc. where he served as a member of the executive team and the corporate board. He was responsible for legal strategies, including litigation, acquisitions and other matters, primarily involving ERISA and employment laws, and was responsible for the regulatory compliance of Apex’s clients. In his role, he served as the public face of the company and was responsible for external messaging, events, and other outreach functions. Previously, Mr. Rokita was elected to the United States Congress as a Representative from the State of Indiana, serving four terms from 2011 to 2019. As a member of the US Congress, he served as the Chairman, House Subcommittee on Early Childhood, Elementary, and Secondary Education, as the Vice Chairman, House Committee on the Budget, as a Member, House Committee on Education and the Workforce (Health, Employment, Labor and Pensions subcommittee), as a Member, House Committee on Transportation and Infrastructure, (aviation, railroad, and pipeline subcommittees), as a Member, Committee on House Administration (2011-2014), as a Member, Steering Committee (2011-2012) (elected by peers to make their committee assignments), and also as a Director, Republican Study Committee (2014- 2019) (group affecting policy direction and tactics). Prior thereto Mr. Rokita served as the Secretary of State, Indiana, from 2003 to 2011) and as Chief Operating Officer and General Counsel, Office of Indiana Secretary of State from 2000-2002. Mr. Rokita serves or has served as a Member of the Board of Directors on a number of commercial and charitable institutions, among them: Aircraft Owners and Pilots Association Foundation, (2014-Present); Achieve International, Indianapolis, IN (helping troubled teens), (2012-2018); Saint Vincent Hospital Foundation, (2011-2013); Indiana Council for Economic Education, (2004-2010). Mr. Rokita also serves or has served as an Advisory Board Member for several institutions, among them: Merchandise Warehouse, Inc. Indianapolis, IN, (2019-Present); WishBone Medical, Inc., Warsaw, IN, (2019-Present); and Acel 360, Inc., Reston, VA Advisory Board member (2019-Present). Mr. Rokita has also served as a Member, Board of Trustees of Saint Joseph’s College, Rensselaer, IN, (2007-2017). In addition to his public service, Mr. Rokita is involved as a Volunteer for the Veterans Airlift Command and Angel Flight, Volunteer (2011- Present), actively flying missions for Veterans Airlift Command and other similar non-profits dedicated to providing free air transportation to children and post-9/11 combat wounded veterans and their families for medical and other compassionate purposes. Mr. Rokita holds a Bachelor of Arts degree from Wabash College in Crawfordsville, Indiana, where he was an Eli Lilly Fellow and a Juris Doctor from IUPUI's Indiana University Robert H. McKinney School of Law.

The Company believes Mr. Rokita's long history as an executive and as a board member of a number of institutions and his long record of public service, uniquely qualifies him to continue to serve as an independent member of the Board of Directors, as well as its Audit, Compensation, Nominating and Governance Committees.

Brian Zucker, age 60, has been an independent Director of NanoViricides, Inc. since November 2020.. Since October 2011, Mr. Zucker has been a Partner at CFO Financial Partners, LLC, a firm that provides outsourced CFO (Chief Financial Officer), Controller and Financial Operations services as well as back office reporting and bookkeeping services for public and private companies, broker dealers, hedge funds, and family offices and high net worth individuals, among others. Mr. Zucker also serves as the CFO and Financial Operations Principal for numerous broker dealers and hedge funds. In addition to and simultaneously therewith, Mr. Zucker has served as a Partner at RRBB Accountants & Advisors, (aka Rosenberg Rich Baker Berman & Co.), a full-service accounting, advisory and consulting firm located in Central New Jersey. Mr. Zucker has over thirty years of experience as a CPA specializing in the securities industry. From 1983 through 1986, Mr. Zucker was a Senior Consultant at Deloitte Haskins and Sells and at Price Waterhouse from January 1987 through September 1989. He has previously served as the President and Chairman of Atlantis Business Development Corp. (ABDV), CFO of Natcore Solar Technology, Inc. (NTCXF) and as a Managing Director of American Frontier Financial Corp. (EVIS). Since May 2018, he has been serving as the CFO of EIG Energy Partners Capital Markets, LLC. Brian holds a CPA in States of New Jersey and New York, and holds several FINRA licenses. He is on the Board of Directors of National Investment Banking Association (NIBA). Mr. Zucker obtained a B.S. in Public Accounting from Pace university.

The Company believes Mr. Zucker’s extensive career as a public accountant and experience providing sophisticated accounting services to public companies and broker dealers, render him well qualified to continue to serve as an independent member of the Board of Directors, as well as its Audit, Compensation, Nominating and Governance Committees.

Meeta Vyas, SB, MBA, age 64, has served as the Company’s Chief Financial Officer since May 13, 2013. Ms. Vyas has over twenty-five years of experience in performance and process improvement of both publicly listed companies and non-revenue producing entities, in areas ranging from Finance and Operations to Strategy and Management. Meeta holds the distinction of being the first Indian woman to be named CEO of a publicly listed U.S. corporation, Signature Brands, Inc., best known for “Mr. Coffee” and “Health-O-Meter” brand products. As CEO, acting COO and Vice Chairman of the Board of Signature Brands, Inc., she was responsible for the development and implementation of a turnaround plan, resulting in Signature’s return to profitability and growth. Later, as the CEO of the World-Wide Fund for Nature - India (WWF-India) and then as a Vice President of the National Audubon Society (USA), both not-for-profit, non-revenue generating entities, Meeta successfully raised unrestricted funding that significantly exceeded annual requirements and also instituted financial processes to measure a variety of performance metrics. Earlier in her career, she was responsible for designing the strategy and initiating the implementation plan for the highly successful information technology outsourcing program at General Electric (“GE”). Also at GE, Ms. Vyas ran GE Appliances’ Range Products business unit having revenues exceeding $1 Billion where her team doubled operating income in less than two years. Prior to that, as a management consultant with McKinsey and Company, she served publicly listed companies in chemicals, industrial, and technology markets, primarily focusing on growth strategies, valuations, post-merger integrations, and logistics operations. Ms. Vyas is married to Anil Diwan, the Company’s President and Chairman and principal shareholder of TheraCour Pharma, Inc. Ms. Vyas holds a MBA in Finance from Columbia University’s Graduate School of Business, and a SB in Chemical Engineering from the Massachusetts Institute of Technology.

Dr. Diwan and Ms. Vyas are married. There are no other family relationships between our executive officers and any director of the Company.

Director Independence

Our Common Stock is listed on the NYSE American under the symbol NNVC. Under the rules of the NYSE American, a majority of a listed company’s board of directors must be comprised of independent members. In addition, the rules of the NYSE American require that all of our audit committee, compensation committee and nominating and corporate governance committee members be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board of Directors has determined that Dr. Jawadekar, Mr. Rokita and Mr. Zucker, or three of our four directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NYSE American.

Our board of directors also determined that Mr. Zucker and Mr. Rokita, who compose our audit committee, together with Dr. Jawadekar, composing the compensation committee, and our nominating and corporate governance committee, each satisfy the independence standards for those committees established by the applicable rules and regulations of the SEC and the NYSE American. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. We intend to comply with all size and independence requirements for committees within the applicable time periods.

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation for the years ended June 30, 2021, 2020 and 2019:

Name and Principal Position	Year	Salary	Bonus ($)	Stock Award(s) ($)	Option Awards(#)	All Other Compensation ($)	Total ($)
Anil Diwan	2022	$400,000	$—	$108,982		$—	$508,987
CEO, President, Director	2021	$400,000	$—	$182,610		$—	$582,610
	2020	$400,000	$—	$189,038		$—	$589038

Meeta Vyas	2022	$129,600	$—	$18,129	—	$—	$147,729
CFO	2021	$129,600	$—	$24,548	—	$—	$154,548
	2020	$129,600	$—	$20,869	—	$—	$150,469

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of June 30, 2022.

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Anil Diwan, President and Director	—	—	$—	—	—	—	—	—

Todd Rokita	—	—	$—	—	—	—	—	—

Makarand Jawadekar	—	—	$—	—	—	—	—	—

Brian Zucker	—	—	$—	—	—	—	—	—

Irach Taraporewala	—	—	$—	—	—	—	—	—

Stanley Glick	—	—	$—	—	—	—	—	—

Meeta Vyas	—	—	$—	—	—	—	—	—

Equity Compensation Plan Information

The NanoViricides, Inc. Executive Equity Incentive Plan (the “2018 Plan”) was adopted to assist the Company in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us, by enabling such persons to acquire or increase a proprietary interest in the Company. The 2018 Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, reload options, and other stock-based awards. Performance awards may be based on the achievement of certain business or personal criteria or goals, as determined by the Committee. The total number of shares of our Common Stock that may be subject to the granting of awards under our 2018 Plan is equal to 250,000 shares of Common Stock and 100,000 shares of our Series A Preferred Stock. To date, no shares of Common Stock or Series A Preferred Stock have been issued under the 2018 Plan.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Employment Agreements and Severance Agreements

On October 6, 2022, NanoViricides, Inc. entered into an Extension Agreement (the “Extension”) of the Employment Agreement with Dr. Anil R. Diwan entered into on July 1, 2018 (the “Employment Agreement”) to continue to serve as the President of the Company, effective July 1, 2022. The Extension and the Agreement provide Dr. Diwan will continue to serve as the Company’s President until June 30, 2023 at a base annual base salary of $400,000. Dr. Diwan shall be entitled to participate in all fringe benefits the Company provides for its employees generally and such other benefits as the Company provides for its senior executives. In addition, the Company shall maintain a Term Life Insurance policy for Dr. Diwan, valued at $2 million, of which $1 million shall be assigned to t Company and the remaining balance to Dr. Diwan’s estate. In addition, as an incentive towards the ultimate success of the Company, and to provide leadership authority to Dr. Diwan, the Company granted 10,204 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) to Dr. Diwan. Dr. Diwan’s rights in the shares shall vest in equal, quarterly installment commencing on September 30, 2022 and fully vest on June 30, 2023. Dr. Diwan will be eligible to receive severance if he is terminated by the Registrant other than for cause in which event the Registrant shall pay to Dr. Diwan an amount equal to six (6) month’s salary as severance compensation (without regard to compensation or benefits Dr. Diwan receives from any other source). Dr. Diwan shall be eligible for all benefits during this six (6) month period including bonuses, vesting of previously awarded stock options, health care insurance and other fringe benefits that have been ongoing. The Registrant may elect to pay such severance compensation in a lump sum or in equal payments over a period of not more than six (6) months.

On September 14, 2021 the Company and Dr. Diwan, President and Chairman of the Board of Directors, entered into an extension of employment agreement effective July 1, 2020 for a term of one year. Dr. Diwan will be paid an annual base salary of $400,000. Additionally, Dr. Diwan was awarded a grant of 10,204 shares of the Company’s Series A Preferred Stock to vest equally on a quarterly basis. Any unvested shares are subject to forfeiture. If Dr. Diwan is terminated without cause (cause defined as fraud, embezzlement, theft, commission of a felony or having been proven to have made an intentional unauthorized disclosure), the Company is required to pay him six months’ salary as severance. The Agreement also provides that Dr. Diwan shall be indemnified to maximum allowable extent permitted under the laws of the State of Nevada including reimbursement for independent counsel related to duties and obligations provided for the Company unless such action was determined to be in bad faith or a deliberate act of dishonesty. The agreement also provides customary provisions or reimbursement, non-disclosure, confidentiality and other terms.

On July 11, 2018, the Company and Dr. Diwan, President and Chairman of the Board of Directors, entered into an extension of employment agreement effective July 1, 2018 for a term of three years. Dr. Diwan will be paid an annual base salary of $400,000. Additionally, Dr. Diwan was awarded a grant of 26,250 shares of the Company’s Series A Preferred Stock. 8,750 shares vest equally on June 30, 2019, 2020 and 2021. Any unvested shares are subject to forfeiture. If Dr. Diwan is terminated without cause (cause defined as fraud, embezzlement, theft, commission of a felony or having been proven to have made an intentional unauthorized disclosure), the Company is required to pay him six months’ salary as severance. The Agreement also provides that Dr. Diwan shall be indemnified to maximum allowable extent permitted under the laws of the State of Nevada including reimbursement for independent counsel related to duties and obligations provided for the Company unless such action was determined to be in bad faith or a deliberate act of dishonesty. The agreement also provides customary provisions or reimbursement, non-disclosure, confidentiality and other terms.

On March 3, 2010, the Company entered into an employment agreement with Dr. Randall Barton to serve as Chief Scientific Officer.  The employment agreement provided for a term of four years with a base salary of $150,000.  In addition, the Company issued 1,786 shares of common stock upon entering into the agreement, and will issue an additional 1,786 shares of common stock on each anniversary date of the agreement. The Compensation Committee of the Board of Directors has extended the current provisions of the employment agreement pending its review of current industry compensation arrangements and employment agreements.

On May 30, 2013, the Company entered into an Agreement with Meeta Vyas to serve as its Chief Financial Officer.  The agreement provided for a term of three years with a base compensation of $9,000 per month and 129 shares of Series A Preferred Stock, also on a monthly basis. On January 1, 2015, her compensation was increased to $10,800 per month, and the Agreement was extended to renew automatically annually. The agreement provides that Ms. Vyas may resign upon 90 days prior written notice and the Company may terminate the Agreement at any time but if the Agreement is terminated by the Company without cause it is required to compensate Ms. Vyas through the balance of the term. The agreement also provides customary provisions or reimbursement, non-disclosure, confidentiality and other terms. The Compensation Committee of the Board of Directors has extended the current provisions of the Agreement pending its review of current industry compensation arrangements and employment agreements.

Compensation of Directors

The Company’s non-executive directors receive cash retainers of  $25,000.00 as follows: $5,000.00 for the first three fiscal quarters and $10,000.00 for the fourth fiscal quarter, including Audit Committee meetings and the Annual Meeting of Stockholders. Directors also receive shares equal to $15,000, payable in equal, quarterly portions. The Company also reimburses directors for expenses incurred in their service to the Board of Directors.

Any executive who is also a Director does not receive any additional compensation for the services as a Director.

The following table presents information regarding compensation awarded or paid to our independent directors for our fiscal years ended June 30, 2022 for the services rendered by them to the Company in all capacities.

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)	All other compensation ($)	Total ($)
Makarand “Mak” Jawadekar	$25,000	$15,000	—	—	$40,000
Todd Rokita	$25,000	$15,000	—	—	$40,000
Brian Zucker	$25,000	$15,000			$40,000

(1)	The dollar amounts reported in this column represent the aggregate grant date fair value for financial statement reporting purposes as calculated in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock options and do not represent the actual economic value that may be realized by each applicable non-employee director. The number of outstanding shares of Common Stock held by each non-employee director as of June 30, 2022 were: Dr. Jawadekar, 9,866; Mr. Rokita, 9,339; and Mr. Zucker, 8,116.

Compensation of Scientific Advisory Board

The Company anticipates holding four Scientific Advisory Board meetings per annum. As compensation, each member of the Scientific Advisory Board (SAB) will be granted 572 warrants each quarter to purchase the Company’s Common Stock at 120% of the Company’s closing stock quote on the day following the meeting. Should the Company not call a quarterly meeting, quarterly warrants will be granted on May 15, August 15, November 15, and February 15. The warrants have a four-year expiration date. In addition, the Company will reimburse each SAB member for travel and other out-of-pocket expenses incurred in the course of performing their services. For each of the years ended June 30, 2022, 2021 and 2020, the SAB was granted a total of 2,288 and stock warrants. The warrants are exercisable into common shares at prices from $1.46 to $5.92 and $3.94 to $6.86 per share, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation of the Company’s named executive officers and directors is set forth in the section titled “Executive Compensation”.

On May 13, 2013, Meeta Vyas was appointed as the Company’s Chief Financial Officer. During the term of Ms. Vyas’ service, she will be compensated on the basis of  $9,000 per month and 129 shares of Series A Preferred Stock, also on a monthly basis. Ms. Vyas is married to Anil Diwan, the President and Chairman of the Company. On January 1, 2015, her compensation was increased to $10,800 per month.

On December 16, 2019, the Company entered into an Open End Mortgage Note (the “Note”) with Dr. Anil Diwan, the Company’s founder, Chairman, President and CEO, to loan the Company up to $2,000,000 in two tranches of $1,000,000 (the “Loan”). The Note was paid off on December 31, 2020. The Note bore interest at the rate of 12% per annum and was secured by a mortgage granted against the Company’s headquarters. Dr. Anil Diwan received 10,000 shares of the Company’s Series A preferred stock as a loan origination fee which was amortized over the one year term of the loan using the effective interest method. The fair value of the 10,000 shares of the Company’s Series A preferred stock when issued on December 16, 2019 was $39,301. The Series A preferred stock fair value is based on the greater of the i) the converted value to common at a ratio of 1:3.5; or ii) the value of the voting rights since the Holder would lose the voting rights upon conversion. For the assumptions used in calculating the fair value of the preferred shares, the conversion of the shares is triggered by a change of control. Amortization expense on the loan origination fee for the years ended June 30, 2022 and 2021 was $0 and $18,013 respectively, The Company had drawn down $1.1 million of this loan. Interest was payable only on the amount drawn down. The lender had escrowed $132,000 of interest payable pursuant to the Loan. For the years ended June 30, 2022 and 2021, the Company incurred interest expense of $0 and $62,773, respectively, which reduced the interest escrow balance included in prepaid expenses to zero.

TheraCour Pharma, Inc.

On May 12, 2005, we entered into a Material License Agreement, amended as of January 8, 2007 (the “License”) with TheraCour Pharma, Inc. (“TheraCour”), an approximately 5.3% common shareholder. Anil Diwan, our founder, President and Chairman, owns approximately 90% of TheraCour’s capital stock. We were granted exclusive licenses in perpetuity for technologies developed by TheraCour for the virus types: Human Immunodeficiency Virus (HIV/AIDS), Influenza including Asian Bird Flu Virus, Herpes Simplex Virus (HSV-1 and HSV-2), Hepatitis C Virus (HCV), Hepatitis B Virus (HBV), and Rabies. On February 15, 2010, we entered into an Additional License Agreement with TheraCour. Pursuant to the exclusive Additional License Agreement, in consideration for the issuance of 100,000 shares of our Series A Preferred Stock, (the “Series A Preferred”), we were granted exclusive licenses, in perpetuity, for technologies, developed by TheraCour, for the development of drug candidates for the treatment of Dengue viruses, Ebola/Marburg viruses, Japanese Encephalitis, viruses causing viral Conjunctivitis (a disease of the eye) and Ocular Herpes.

In consideration for obtaining these exclusive licenses, we agreed: (1) that TheraCour can charge its costs (direct and indirect) plus no more than 30% of a specified portion of certain direct costs as a Development Fee and such development fees shall be due and payable in periodic installments as billed; (2) we will pay the greater $2,000 or actual costs monthly, whichever is higher, for other general and administrative expenses incurred by TheraCour on our behalf; (3) make royalty payments (calculated as a percentage of net sales of the licensed drugs) of 15% (calculated as a percentage of net sales of the licensed drugs) to TheraCour; (4) TheraCour retains the exclusive right to develop and manufacture the licensed drugs. TheraCour will manufacture the licensed drugs exclusively for us, and unless such license is terminated, will not manufacture such product for its own sake or for others; and (5) TheraCour may request and we will pay an advance payment (refundable) equal to twice the amount of the previous month’s invoice to be applied as a prepayment towards expenses. TheraCour may terminate the license upon a material breach by us as specified in the agreement. However, we may avoid such termination if within 90 days of receipt of such termination notice we cure the breach.

On October 2, 2018, we entered into an agreement with TheraCour to defer the $25,000 payment until the earlier of April 2, 2019 or the date that we file an IND with the FDA. On May 9, 2019, we entered into an agreement with TheraCour that extended the April 2, 2019 date to June 30, 2019 and on September 24, 2019 we entered into an agreement with TheraCour that extended such date to the later of December 31, 2019 or the filing on an IND with the FDA. Deferred development fees as of June 30, 2021 was $200,000.

On November 1, 2019, the Company entered into a License Agreement (the “Agreement”) with TheraCour for an exclusive, worldwide license to use, promote, offer for sale, import, export, sell and distribute products for the treatment of Varicella Zoster Virus derived indications. The Company was not required to make any upfront payments to TheraCour and agreed to the following milestone payments to TheraCour; the issuance of 75,000 shares of Series A Convertible Preferred Stock upon the grant of an IND Application; $1,500,000 in cash upon completion of Phase I Clinical Trials; $2,500,000 in cash upon completion of Phase II clinical trials; and $5,000,000 in cash upon completion of Phase III clinical trials. In addition, the Company is required to pay to TheraCour fifteen percent (15%) of net sales of licensed products, and any income from sublicensed products. Under the Agreement, TheraCour retains the exclusive right to develop and manufacture the Licensed Products. As in previous licensing agreements with TheraCour, the Company agreed to pay the following amounts to TheraCour to the extent not previously paid under existing licensing agreements: (1) costs (direct and indirect) plus 30%, subject to certain specified exclusions, as a Development Fee and such development fees shall be due and payable in periodic installments as billed and (2) a deposit equal to estimated development costs for two months (refundable), such estimates to be reconciled quarterly. Payments not made within 90 days after due date will be charged an interest at the rate of 1% per month. TheraCour and the Company have agreed to enter into a manufacture and supply agreement, under which TheraCour would manufacture the licensed products exclusively for the Company, and the Company would also have customary backup manufacture rights, as specified in the Agreement. TheraCour may terminate the license upon a material breach by the Company as specified in the agreement. However, the Company may avoid such termination if the breach is cured within 90 days of receipt of such termination.

On December 17, 2019, the Company entered into a Deferred Expense Exchange Agreement with TheraCour whereby TheraCour agreed to exchange $250,000 of deferred development fees owed to TheraCour into 100,000 Series A preferred stock with a fair value of $392,669 for $250,000 previously deferred development fees owed to TheraCour, and recognized a loss on the exchange of $142,669. The Company paid the deferred payments on May 2, 2022.

On September 9, 2021, the Company entered into a license agreement for the field comprising anti-viral treatments for coronavirus derived human infections with TheraCour (the “CoV Agreement”). Previously, on June 9, 2020, we had announced signing of a Memorandum of Understanding (“CoV MoU”) with respect to anti-viral treatments for coronavirus derived human infections (the “Field”) with TheraCour Pharma, Inc., which is now perfected into this licensing Agreement. The licensed field includes antiviral drugs to treat SARS-CoV-2 and its variants that cause the COVID-19 disease resulting in a global pandemic that continues to rage through the world, wave after wave, as new variants develop and take hold. There was no upfront cash payment for the license and the compensation terms were generally consistent with prior licenses, and are summarized below.

Under the CoV Agreement, the Company obtained a world-wide, exclusive, sub-licensable, license to use, promote, offer for sale, import, export, sell and distribute antiviral drugs that treat human Coronavirus infections using TheraCour’s proprietary as well as patented technology and intellectual property, including the new patent application cited above. The discovery of ligands and polymer materials as well as formulations, the chemistry and chemical characterization, as well as process development and related work will be performed by TheraCour under the same compensation terms as prior agreements between the parties, with no duplication of costs allowed. We will not make any upfront cash payments to TheraCour and we have agreed to the following milestone payments to TheraCour: 100,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) upon the execution of the Agreement; 50,000 shares of Series A Preferred Stock after the grant of the approval of Licensee’s Investigational New Drug (IND) Application, or its equivalent; cash payments of $1,500,000 after the initiation of Phase I clinical trials or its equivalent; $2,000,000 after the completion of Phase 1 Clinical Trials or its equivalent for at least one product within twelve (12) months from the date of the acceptance of the IND; $2,500,000 no later than six (6) months after the completion of Phase 2A Clinical Trials or its equivalent for at least one product within twenty (24) months from the date of the completion of Phase 1 or its equivalent; 100,000 shares of Series A Preferred Stock after the initiation of Phase 3 clinical trials or its equivalent; and, at TheraCour’s option, $5,000,000 in cash or 500,000 shares of Series A Preferred Stock, no later than six (6) months after the completion of Phase 3 Clinical Trials or its equivalent for at least one product within thirty-six (36) months from the completion of Phase 2 Clinical Trials or its equivalent. In addition, we agreed to pay to TheraCour fifteen percent (15%) of net sales of licensed products and any income from sublicensed products, consistent with previous agreements. Under the CoV Agreement, TheraCour retains the exclusive right to develop and manufacture the Licensed Products. The Agreement contemplates that the parties will enter into a separate Manufacturing and Supply Agreement for the commercial manufacture and supply of the drug products if and when we intend to engage into commercialization of the drugs. The CoV Agreement provides that the Manufacturing and Supply agreement would be on customary and reasonable terms, on a cost-plus basis, using a market rate based on then-current industry standards, and include customary backup manufacturing rights, as with prior agreements. The Series A Convertible Preferred Shares are only convertible upon a “change of control” of the Company as defined in its full specification, are non-transferrable and have no trading market. Each Series A share carries 9 votes, and is convertible only upon a change of control into 3.5 shares of the Company’s common stock. To assist in the analysis of the terms of the CoV Agreement, we commissioned research reports on Coronavirus drug market sizes for the Coronavirus antivirals field from an independent consulting agency, Nanotech Plus, LLC. Additionally, we obtained business analysis and valuation reports for potential licensing terms for a coronavirus drug from an independent consultant. NanoViricides was represented by McCarter & English, LLP while TheraCour was represented by DuaneMorris LLP.

COVID-19 Related Drugs: Patent Coverage and Lifetime

Two new International PCT patent applications have been filed relating to the application of the TheraCour polymeric micelle technology to drug development for Coronavirus antiviral drugs including ones for the treatment of COVID-19; PCT/US21/39050 was filed on June 25, 2021. Additionally, PCT/US22/35210 was filed on June 28, 2022, with a request for the same priority date as that of the prior PCT/US21/39050 application. These new broad patents cover new compositions of matter, methods of making them (processes), drug formulations, and uses of the articles of manufacture. The patents resulting from these are expected to have expiry dates extending at least into the year 2043, with additional specific extensions possible in various countries based on regulatory extensions for pharmaceutical products. All ensuing patents will be automatically exclusively licensed to NanoViricides for anti-coronavirus drugs pursuant to the “CoV License Agreement”. The nominal expiry date for these PCT applications would be 20 years, after filing and if issued, i.e. June 24, 2041, and could be extended in certain countries under regulatory extensions to as late as into the year 2043, providing a significant commercial runway.

TheraCour acquired property and equipment on behalf of the Company from third party vendors and sold such property and equipment, to the Company, at cost, in the amounts of $183,428 and  $171,668 for the fiscal years ended June 30, 2022 and 2021 respectively.

Accounts payable to TheraCour were $214,397 and $31,539 at June 30, 2022and June 30, 2021, respectively.

Development costs charged by and paid to TheraCour were $2,369,022 and $2,803,827for the years ended June 30, 2022 and 2021, respectively. No royalties are due or have been paid from inception through June 30, 2022.

As of June 30, 2022 TheraCour owned 470,959 shares of the Company’s outstanding common stock and 300,000 shares of series A preferred stock, which votes at the rate of nine shares of common stock per each share of series A preferred stock and is convertible into three and one half shares of common stock upon a change in control of the Company. Dr. Diwan, also serves as the CEO and Director of TheraCour and owns approximately 90% of the outstanding capital stock of TheraCour.

Family Relationships

Meeta Vyas, the Company’s Chief Financial Officer, is the wife of Anil Diwan, our founder, Chairman and President. There were no other family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Review, Approval or Ratification of Transactions with Related Persons

Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to ensure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Nevada corporation, we are subject to Section 78.140 of the Nevada Revised Statutes, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested director(s) provided that two of the following circumstances exist:

(a)	The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

(b)	The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

(c)	The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

(d)	The contract or transaction is fair as to the corporation at the time it is authorized or approved.

GOVERNANCE OF THE COMPANY

Board of Directors

Our Board of Directors is currently comprised of the following four members: Anil Diwan, PhD., Makarand Jawadekar, Ph.D., Theodore E. (“Todd”) Rokita, Esq., and Brian Zucker, CPA. Of the four members currently serving on the Board of Directors, the Board of Directors has determined that Messrs. Jawadekar, Rokita and Zucker are independent directors and also meet the additional independence standards for audit committee membership set forth by the Securities and Exchange Commission. Messrs. Rokita and Zucker are independent members of our Audit Committee. Messrs. Jawadekar, Rokita and Zucker are independent members of our Compensation and Nominating and Corporate Governance Committees. The Board of Directors met in person or telephonically five (5) times and the Board of Directors did not act by unanimous written consent in lieu of a meeting during the fiscal year ended June 30, 2022. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. The Company encourages its directors to attend the Annual Meeting of Stockholders in person, and all directors are expected to attend the 2022 Annual Meeting.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that the Chairs and all committee members are majority independent, and Audit Committee is comprised solely of independent members, under applicable NYSE American and SEC rules for committee memberships. The members of the committees are shown in the table below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Anil Diwan	—	—	—
Mak Jawadekar	—	Member	Member
Todd Rokita	Member	Member	Member
Brian Zucker	Member	Member	Member

Audit Committee

The Audit Committee is responsible primarily for overseeing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and system of internal controls, reviewing significant financial transactions and overseeing enterprise risk management. The Audit Committee met a total of five (5) times during the fiscal year ended June 30, 2022.

The current members of our Audit Committee each meet the independence criteria for directors set forth under the rules of the NYSE American and the additional independence criteria for members of audit committees specified in Section 803B of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act. Each member of our Audit Committee is financially literate under the current listing standards of the NYSE American. Our Board of Directors has determined that Brian Zucker, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.

Compensation Committee

The Compensation Committee is responsible primarily for reviewing the compensation arrangements for the Company’s executive officers, including the Chief Executive Officer, administering the Company’s equity compensation plans, and reviewing the compensation of the Board of Directors. The Compensation Committee’s authority to grant equity awards may not be delegated to the Company’s management or others. For a description of the Compensation Committee’s processes and procedures, including the roles of the Company’s executive officers and independent compensation consultants in the Compensation Committee’s decision-making process, please see the section entitled “Compensation Discussion and Analysis” below. The Compensation Committee met time during the fiscal year ended June 30, 2022.

Pursuant to Section 805 of the NYSE American Company Guide, compensation of our Chief Executive Officer is determined, or recommended to the Board of Directors for determination, by the Compensation Committee comprised solely of independent directors. The Chief Executive Officer is not present during voting or deliberations. Compensation for all other officers is determined, or recommended to the Board of Directors for determination, by the Compensation Committee comprised solely of independent directors.

Nominating and Corporate Governance Committee

The primary functions of the Nominating and Corporate Governance Committee are to: review and make recommendations on the range of skills and expertise which should be represented on the Board of Directors, and the eligibility criteria for individual Board of Directors and Committee membership; review and recommend to the Board of Directors the appropriate structure of the Board of Directors; identify individuals qualified to become Board of Directors members and recommend to the Board of Directors the nominee for election to the Board of Directors at the next Annual Meeting of Stockholders; implement a policy and procedures with regard to consideration of any director candidate recommended by stockholders; retain and terminate any search firm to be used to identify director candidates, and to approve the search firm, fees and other retention terms; and review and recommend to the Board of Directors the appropriate structure of Committees, Committee assignments and the Committee chairman.

Among the factors the Nominating and Corporate Governance Committee considers when determining persons to be nominated include whether such individuals are actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, are familiar with the requirements of a publicly traded company, are familiar with industries relevant to our business endeavors, are willing to devote significant time to the oversight duties of the Board of Directors of a public company, and are able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board of Directors needs that arise from time to time.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Nominating and Corporate Governance Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board of Directors, whom the Nominating and Corporate Governance Committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Nominating Committee and Corporate Governance will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent. The Nominating and Corporate Governance Committee met a total of two (2) times during the fiscal year ended June 30, 2022.

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operate under written charters adopted by the Board of Directors. These charters are available on the Company’s website at www.nanoviricides.com.

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of Section 406 of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains a Code of Ethics, and Audit Committee charters.

Code of Ethics

The Code of Ethics was adopted by NanoViricides, Inc. for the purpose of promoting honest and ethical conduct. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the Code of Ethics. It covers topics such as conflict of interest, compliance with laws, confidentiality of Company Information, encouraging the reporting of any illegal or unethical behavior, fair dealing and use of Company assets. Our Code of Ethics can be found in our filings with the Securities and Exchange Commission at www.sec.gov. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: NanoViricides, Inc. Attention: Secretary, 1 Controls Drive, Shelton, Connecticut, 06484.

Board of Directors Leadership Structure and Risk Oversight

In accordance with our By-laws, our Board of Directors appoints our officers, including our chief executive officer and chief financial officer. Our Board of Directors does not have a policy on whether the role of the chairman and chief executive officer should be separate and, if it is to be separate, whether the chairman should be selected from the non-employee directors or be an employee.

Our Board of Directors is primarily responsible for overseeing our risk management processes. Our Board of Directors, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board of Directors administers this risk management oversight function, our audit committee supports our Board of Directors in discharging its oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board of Directors leadership structure supports this approach. In particular, the audit committee is responsible for considering and discussing our significant accounting and financial risk exposures and the actions management has taken to control and monitor these exposures. Going forward, we expect that the audit committee will receive periodic reports from management at least quarterly regarding our assessment of such risks. While the Board of Directors oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board of Directors expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board of Directors. Our Board of Directors believes its administration of its risk oversight function has not affected the Board of Directors’ leadership structure.

Director’s Compensation

The Company’s non-executive directors receive cash retainers of  $25,000.00 annually as follows: $5,000.00 for the first three fiscal quarters and $10,000.00 for the fourth fiscal quarter, including Audit Committee meetings and the Annual Meeting of Stockholders. Directors also receive shares equal to $15,000, annually payable in equal, quarterly installments. The Company also reimburses directors for expenses incurred in their service to the Board of Directors.

Any executive who is also a Director does not receive any additional compensation for the services as a Director.

Communications with the Board of Directors

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at NanoViricides, Inc. Attention: Secretary, 1 Controls Drive, Shelton, Connecticut, 06484. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.

Involvement in Certain Legal Proceedings

No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

There exists no other material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Nevada corporation, we are subject to Section 78.140 of the Nevada Revised Statutes, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:

(a) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

(c) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

(d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the fiscal year ended June 30, 2022 were timely filed with the SEC.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended June 30, 2022, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to NanoViricides, Inc., 1 Controls Drive, Shelton, CT, 06484, Attention: Corporate Secretary. The Annual Report on Form 10-K is available for download from the SEC website (https://www.sec.gov/Archives/edgar/data/1379006/000141057822002878/nnvc-20220630x10k.htm).

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2023 Annual Meeting, the proposal must be received by us at our principal executive offices by June 30, 2023. The proposal should be sent to the attention of: Secretary, NanoViricides, Inc., 1 Controls Drive, Shelton, CT, 06484, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Nevada law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

/s/ Anil Diwan
Chairman of the Board of Directors,
President and Secretary

ANNEX A

PLAN OF CONVERSION

PLAN OF CONVERSION
OF
NANOVIRICIDES, INC.
A Nevada Corporation
INTO
NANOVIRICIDES, INC.
A Delaware Corporation

THIS PLAN OF CONVERSION, dated as of December __, 2022 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by NanoViricides, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of NanoViricides, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, NanoViricides, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.                   Conversion; Effect of Conversion.

a.                    Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Colorado on July 25, 2020.

b.                   Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

c.                    The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

d.                   Upon the Effective Time, the name of the Converted Entity shall be “NanoViricides, Inc.”.

e.                    The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.                   Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

a.                    executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

b.                   executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

c.                    executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.                   Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.                   Effect of Conversion.

a.                    Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.00001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

b.                   Effect on Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Series A Convertible Preferred Stock, $0.001 par value per share (“Converting Entity Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Series A Convertible Preferred Stock, $0.00001 par value per share (“Converted Entity Preferred Stock”).

c.                    Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

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d.                   Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

e.                    Effect of Conversion on Shares of Restricted Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share or restricted stock unit of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share or restricted stock units of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

f.                    Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock or Converting Entity Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock.

g.                   Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

h.                   Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.                   Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.                   Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of NanoViricides, Inc., substantially in the form of Exhibit D hereto.

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7.                   Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.                   Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

9.                   Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10.                Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

Dated: December __, 2022	NANOVIRICIDES, INC.
a Nevada corporation

	By:	/s/ Anil Diwan
	Name:	Anil Diwan
	Title:	President

4

ANNEX B

FORM OF CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION

OF

NANOVIRICIDES, INC.

THE UNDERSIGNED, in order to form a corporation for the purposes herein stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, hereby certifies as follows:

ARTICLE I

The name of the corporation is NanoViricides, Inc. (hereinafter called the "Corporation").

ARTICLE II

The registered office of the Corporation is to be located at 1209 Orange Street, in the City of Wilmington, in the County of New Castle, Delaware 19801. The name of its Registered Agent at such address is National Registered Agents, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (“DGCL”).

ARTICLE IV

The name and mailing address of the incorporator is: __________, c/o ____________.

ARTICLE V

A. Authorized Capital Stock. The Corporation shall be authorized to issue 160,000,000 shares of capital stock, of which (i) 150,000,000 shares shall be shares of common stock, $0.00001 par value (the “Common Stock”), and (ii) 10,000,000 shares shall be shares of preferred stock, $0.00001 par value (the “Preferred Stock”).

B. Common Stock.

1.        Ranking. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the “Board”) upon any issuance of the Preferred Stock of any series.

2.        Voting. Except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or the DGCL.

3.        Dividends. Subject to the rights of the holders of Preferred Stock, holders of shares of Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor.

4.        Liquidation. Subject to the rights of the holders of Preferred Stock, shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Corporation, as such terms are used in this Section A(4), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

C. Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series the number of shares thereof, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

ARTICLE VI

Each person who serves or has served as a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) for unlawful payment of dividend or unlawful stock purchase or redemption as such liability is imposed under Section 174 of the General Corporation Law of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Company for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

ARTICLE VII

The Company shall provide indemnification as follows:

(a) The Company shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Company, or is or was serving, or has agreed to serve, at the request of the Company, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b) The Company shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Company, or is or was serving, or has agreed to serve, at the request of the Company, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, except that no indemnification shall be made under this paragraph (b) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

(c) Notwithstanding any other provisions of this Article VII, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article VII, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

(d) In the event of any threatened or pending action, suit, proceeding or investigation of which the Company receives notice under this Article VII, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Company in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized in this Article VII; and provided further that no such advancement of expenses shall be made under this Article VII if it is determined that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

(e) No amendment, termination or repeal of this Article VII or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws, except as provided in the Corporation’s Bylaws. The affirmative vote of at least a majority of the Board shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws.

ARTICLE IX

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or to the Corporation’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation, (d) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, or (e) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware).

IN WITNESS WHEREOF, the Incorporator named herein has caused this Certificate of Incorporation to be signed as of the __ day of December, 2022.

, Incorporator

ANNEX C

FORM OF BYLAWS

BYLAWS OF

NANOVIRICIDES, INC.

(a Delaware Corporation)

ARTICLE I

STOCKHOLDERS

SECTION 1. Annual Meetings. The annual meeting of stockholders of NanoViricides, Inc. (the “Corporation”) for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each fiscal year at such date and time, within or without the State of Delaware, as the Board of Directors shall determine.

SECTION 2. Notice of Meetings. Written notice of all meetings of the stockholders, stating the place, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the place at which the list of stockholders may be examined, and the purpose or purposes for which the meeting is to be held, shall be mailed or otherwise delivered (including pursuant to electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”), except to the extent prohibited by Section 232(e) of the DGCL) to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the date of the meeting and shall otherwise comply with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the DGCL. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Corporation’s Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

SECTION 3. Quorum and Adjournment. Except as otherwise provided by law or the Corporation’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”) a quorum for the transaction of business at any meeting of stockholders shall consist of the holders of record of thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, present in person or by proxy, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 4. Organization.

(a) Meetings of stockholders shall be presided over by the Chairman, or if none or in the Chairman’s absence the Presiding Director, or if none or in the Presiding Director’s absence, the Chief Executive Officer, or in the Chief Executive Officer’s absence a Vice-President, or, if none of the foregoing is present, by a chairman to be chosen by the stockholders entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Corporation, or in the Secretary’s absence an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting.

(b) The Chairman shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman’s discretion, the business of the meeting may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

(c) The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the Chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 4 and Section 7 of this Article I. The Chairman, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the provisions of this Section 4 and Section 7 of this Article I and if he should so determine that any proposed nomination or business is not in compliance with such sections, he shall so declare to the meeting that such defective nomination or proposal shall be disregarded.

SECTION 5. Voting; Proxies; Required Vote.

(a) At each meeting of stockholders, every stockholder shall be entitled to vote in person or by proxy appointed by instrument in writing, subscribed by such stockholder or by such stockholder’s duly authorized attorney in fact (but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period), and, unless the Certificate of Incorporation provides otherwise, shall have one vote for each share of stock entitled to vote registered in the name of such stockholder on the books of the Corporation on the applicable record date fixed pursuant to these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of votes cast affirmatively or negatively on the matter shall be the act of the stockholders.

(b) When specified business is to be voted on by a class or series of stock voting as a class, the affirmative vote of the majority of votes cast affirmatively or negatively of such class or classes at the meeting shall be the act of such class, unless otherwise provided in the Corporation’s Certificate of Incorporation.

SECTION 6. Inspectors. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors.

SECTION 7. Required Vote for Directors. At any meeting of stockholders for the election of one or more directors at which a quorum is present, the election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

SECTION 8. Removal of Director. Except as otherwise provided by law or the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, the stockholders holding a majority of the shares then entitled to vote at an election of directors, acting at a duly called annual meeting or a duly called special meeting of the stockholders, may remove a director or directors of the Corporation only with cause. Vacancies in the Board of Directors resulting from such removal shall be filled in accordance with Section 12 of Article II.

ARTICLE II

BOARD OF DIRECTORS

SECTION 1. General Powers. The business, property and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

SECTION 2. Qualification; Number; Term; Remuneration.

(a) Each director shall be at least 18 years of age. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, or the Certificate of Incorporation, the number of directors that the Corporation would have if there were no vacancies (the “Whole Board”) shall be fixed from time to time exclusively by action of the Board of Directors, one of whom may be selected by the Board of Directors to be its Chairman.

(b) Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and Directors who are not employees of the Corporation may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for committee service.

SECTION 3. Quorum and Manner of Voting. Except as otherwise provided by law or in these Bylaws, a majority of the Whole Board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting from time to time to another time and place without notice. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 4. Places of Meetings. Meetings of the Board of Directors may be held at any place within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors, or as may be specified in the notice of meeting.

SECTION 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall from time to time by resolution determine. Notice need not be given of regular meetings of the Board of Directors held at times and places fixed by resolution of the Board of Directors.

SECTION 6. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, Presiding Director, Chief Executive Officer or by a majority of the directors then in office.

SECTION 7. Notice of Meetings. A notice of the place, date and time and the purpose or purposes of each special meeting of the Board of Directors shall be given to each director by mail, personal delivery, electronic transmission or telephone insufficient time for the assembly of the directors threat. Notice shall be deemed to be given at the time of mailing, but notice need not be given to any director who consents in writing, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

SECTION 8. Chairman of the Board. Except as otherwise provided by law, the Certificate of Incorporation, or in Section 9 of this Article II, the Chairman of the Board of Directors, if there be one, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

SECTION 9. Presiding Director. If at any time the Chairman of the Board shall be an executive officer or former executive officer of the Corporation or for any reason shall not be an independent director, a Presiding Director shall be selected by the independent directors from among the directors who are not executive officers or former executive officers of the Corporation and are otherwise independent. If the Chairman of the Board of Directors is not present, the Presiding Director shall chair meetings of the Board of Directors. The Presiding Director shall chair any meeting of the independent Directors and shall also perform such other duties as may be assigned to the Presiding Director by these Bylaws or the Board of Directors.

SECTION 10. Organization. At all meetings of the Board of Directors, the Chairman, or if none or in the Chairman’s absence or inability to act the Presiding Director, or if none or in the Presiding Director’s absence or inability to act, the Chief Executive Officer, or in the Chief Executive Officer’s absence or inability to act any Vice-President who is a member of the Board of Directors, or if none, or in such Vice-President’s absence or inability to act a chairman chosen by the directors, shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the Secretary’s absence, the presiding officer may appoint any person to act as secretary.

SECTION 11. Resignation. Any director may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chief Executive Officer or Secretary, unless otherwise specified in the resignation.

SECTION 12. Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors will be filled by a majority of the Board of Directors then in office, provided that a majority of the Whole Board of Directors, or a quorum, is present and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause will be filled generally by the majority vote of the remaining directors in office, even if less than a quorum is present.

SECTION 13. Digital Conference Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of digital, video or telephonic conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 14. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent thereto in writing (which may be provided by electronic transmission), and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

ARTICLE III

COMMITTEES

SECTION 1. Appointment. From time to time the Board of Directors by a resolution adopted by a majority of the Whole Board may appoint any committee or committees for any purpose or purposes, to the extent lawful, which shall have powers as shall be determined and specified by the Board of Directors in the resolution of appointment. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

SECTION 2. Procedures, Quorum and Manner of Acting. Each committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. Except as otherwise provided by law, the presence of a majority of the then appointed members of a committee shall constitute a quorum for the transaction of business by that committee, and in every case where a quorum is present the affirmative vote of a majority of the members of the committee present shall be the act of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep minutes of its proceedings, and actions taken by a committee shall be reported to the Board of Directors.

SECTION 3. Action by Written Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if all the members of the committee consent thereto in writing (which may be provided by electronic transmission), and such writing or writings are filed with the minutes of proceedings of the committee.

SECTION 4. Term; Termination. In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors.

ARTICLE IV

OFFICERS

SECTION 1. Election and Qualifications. The Board of Directors shall elect the officers of the Corporation, which shall include a President, a Chief Executive Officer, a Chief Financial Officer (or other senior officer performing in such capacity) and a Secretary, and may include, by election or appointment, one or more Vice-Presidents (any one or more of whom may be given an additional designation of rank or function), a Treasurer and such other officers as the Board may from time to time deem proper. Each officer shall have such powers and duties as may be prescribed by these Bylaws and as may be assigned by the Board of Directors or the President or Chief Executive Officer. Any two or more offices may be held by the same person.

SECTION 2. Term of Office and Remuneration. The term of office of all officers shall be one year and until their respective successors have been elected and qualified, but any officer may be removed from office, either with or without cause, at any time by the Board of Directors. Any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. The remuneration of all officers of the Corporation may be fixed by the Board of Directors or in such manner as the Board of Directors shall provide.

SECTION 3. Resignation; Removal. Any officer may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the President, Chief Executive Officer or Secretary, unless otherwise specified in the resignation. Any officer shall be subject to removal, with or without cause, at any time by vote of a majority of the Whole Board.

ARTICLE V

BOOKS AND RECORDS

SECTION 1. Location. The books and records of the Corporation may be kept at such place or places within or outside the State of Delaware as the Board of Directors or the respective officers in charge thereof may from time to time determine. The record books containing the names and addresses of all stockholders, the number and class of shares of stock held by each and the dates when they respectively became the owners of record thereof shall be kept by the Secretary and by such officer or agent as shall be designated by the Board of Directors.

SECTION 2. Addresses of Stockholders. Notices of meetings and all other corporate notices may be delivered (a) personally or mailed to each stockholder at the stockholder’s address as it appears on the records of the Corporation, or (b) any other method permitted by applicable law and rules and regulations of the Securities and Exchange Commission as they presently exist or may hereafter be amended.

SECTION 3. Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE VI

STOCK

SECTION 1. Stock; Signatures. Shares of the Corporation’s stock may be evidenced by certificates for shares of stock or may be issued in uncertificated form in accordance with applicable law as it presently exists or may hereafter be amended. The Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution or the issuance of shares in uncertificated form shall not affect shares already represented by a certificate until such certificate is surrendered to the Corporation. Every holder of shares of stock in the Corporation that is represented by certificates shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and registered in certificated form. Stock certificates shall be signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the Chief Executive Officer or Vice-President, and by the Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The name of the holder of record of the shares represented by certificated or uncertificated shares, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

SECTION 2. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation after receipt of a request with proper evidence of succession, assignation, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. Subject to the foregoing, the Board of Directors may make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer and registration of shares of stock of the Corporation, and to appoint and remove transfer agents and registrars of transfers.

SECTION 3. Fractional Shares. The Corporation may, but shall not be required to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided.

SECTION 4. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate, theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of any lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

ARTICLE VII

DIVIDENDS

Subject always to the provisions of law and the Certificate of Incorporation, the Board of Directors shall have full power to determine whether any, and, if any, what part of any, funds legally available for the payment of dividends shall be declared as dividends and paid to stockholders; the division of the whole or any part of such funds of the Corporation shall rest wholly within the lawful discretion of the Board of Directors, and it shall not be required at any time, against such discretion, to divide or pay any part of such funds among or to the stockholders as dividends or otherwise; and before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII

RATIFICATION

Any transaction, questioned in any law suit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the stockholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall have inscribed thereon the name of the Corporation and the year of its incorporation, and shall be in such form and contain such other words and/or figures as the Board of Directors shall determine. The corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said corporate seal.

ARTICLE X

FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE XI

WAIVER OF NOTICE

Whenever notice is required to be given by these Bylaws or by the Certificate of Incorporation or by law, the person or persons entitled to said notice may consent in writing, whether before or after the time stated therein, to waive such notice requirement. Notice shall also be deemed waived by any person who attends a meeting without protesting prior thereto or at its commencement, the lack of notice to him.

ARTICLE XII

BANK ACCOUNTS, DRAFTS, CONTRACTS, ETC.

SECTION 1. Bank Accounts and Drafts. In addition to such bank accounts as may be authorized by the Board of Directors, the primary financial officer or any person designated by said primary financial officer, whether or not an employee of the Corporation, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as they may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of said primary financial officer, or other person so designated by the Treasurer.

SECTION 2. Contracts. The Board of Directors may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 3. Proxies; Powers of Attorney; Other Instruments. The Chairman, the Chief Executive Officer, the President, or any other person designated by either of them shall have the power and authority to execute and deliver proxies, powers of attorney and other instruments on behalf of the Corporation in connection with the rights and powers incident to the ownership of stock by the Corporation. The Chairman, the Chief Executive Officer or any other person authorized by proxy or power of attorney executed and delivered by either of them on behalf of the Corporation may attend and vote at any meeting of stockholders of any company in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, or otherwise as specified in the proxy or power of attorney so authorizing any such person. The Board of Directors, from time to time, may confer like powers upon any other person.

SECTION 4. Financial Reports. The Board of Directors may appoint the primary financial officer or other fiscal officer or any other officer to cause to be prepared and furnished to stockholders entitled thereto any special financial notice and/or financial statement, as the case may be, which may be required by any provision of law.

ARTICLE XIII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1. The Corporation shall indemnify, to the fullest extent permitted by the DGCL, as it presently exists or may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any natural person (i) who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise at any time during which these Bylaws are in effect (a “Covered Person”), whether or not such Covered Person continues to serve in such capacity at the time any indemnification is sought or at the time of any proceeding (as defined below) relating thereto exists or is brought, and (ii) who is or was a party to, is threatened to be made a party to, or is otherwise involved in (including as a witness) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a “proceeding”) based on such Covered Person’s action(s) in his or her official capacity as a director, officer, trustee, employee or agent of the Corporation, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement consented to in writing by the Corporation) and expenses (including attorneys’ fees), actually and reasonably incurred by such Covered Person in connection with such proceeding. Such indemnification shall continue to a Covered Person who has ceased to be a director, officer, trustee, employee or agent of the Corporation and shall inure to the benefit of his or her heirs, executors and administrators.  Except as provided in Section 3 of this Article XIII, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if the proceeding (or part thereof) was authorized by the Board of Directors.

SECTION 2. To obtain indemnification under Section 1 of this Article XIII, a claimant shall submit to the Corporation a written request, including any such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 2 of Article XIII, a determination, if required by the DGCL, with respect to the claimant’s entitlement to indemnification shall be made as follows: (1) by the Board of Directors, by a majority vote of a quorum consisting of Disinterested Directors (as defined below), (2) by a committee of the Board of Directors consisting of Disinterested Directors, by a majority vote of such Disinterested Directors, (3) (i) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is obtainable and such quorum of Disinterested Directors directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (4) by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ninety (90) days after such determination.

SECTION 3. If a claim for indemnification under Section 1 of this Article XIII is not paid in full within ninety (90) days after a written claim pursuant to Section 2 of this Article XIII has been received by the Corporation, the claimant may at any time thereafter file suit to recover the unpaid amount of such claim and, to the extent successful, shall be entitled to be paid the reasonable costs, fees, and expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

SECTION 4. The right to indemnification conferred on any Covered Person by this Article XIII (a) shall not be exclusive of any other rights which such Covered Person may have or acquire under any statute, provision of these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (b) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person’s service occurring prior to the date of such termination. Notwithstanding the foregoing, the Corporation’s obligation to indemnify or advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be excess and secondary to any obligations of such other entity, and shall in all cases be reduced by any amount such person has collected as indemnification from such other corporation, limited liability company, partnership, joint venture, trust, nonprofit entity, or other enterprise; and, in the event the Corporation has fully paid such expenses, the Covered Person shall return to the Corporation any amounts subsequently received from such other source of indemnification.

SECTION 5. Any repeal or modification of the provisions of this Article XIII that in any way diminishes any right of an indemnitee or his or her successors to indemnification or advancement (or related rights)  shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged acts or omissions occurring prior to such repeal or modification.

SECTION 6. The Corporation, in its sole discretion, may advance any costs, fees, or expenses (including attorneys’ fees) incurred by a Covered Person defending or participating in any proceeding prior to the final disposition of such proceeding; provided, however, the payment of such costs, fees, or expenses incurred by a Covered Person shall be made only upon receipt of an undertaking by or on behalf of the Covered Person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that the Covered Person is not entitled to be indemnified by the Corporation for such expenses under this Article XIII or otherwise.

SECTION 7. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article XIII (including, without limitation, each portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article XIII (including, without limitation, each such portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

SECTION 8.  This Article XIII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and advance expenses to persons other than Covered Persons when and as authorized by the Board of Directors. In addition, the Corporation may enter into agreements with any person or entity for the purpose of providing for indemnification or advancement, in any manner or extent consistent with Delaware law.

SECTION 9. For purposes of this Article XIII:

(1) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(2) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article XIII.

SECTION 10. Any notice, request or other communication required or permitted to be given to the Corporation under this Article XIII shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE XIV

FORUM FOR CERTAIN ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.

ARTICLE XV

AMENDMENTS

The Board of Directors shall have power to adopt, amend or repeal these Bylaws. The stockholders of the Corporation shall have the power to adopt, amend or repeal these Bylaws at a duly called meeting of the stockholders; provided that notice of the proposed adoption, amendment or repeal was given in the notice of the meeting, by vote of holders of a majority of the outstanding stock entitled to vote.

ARTICLE XVI

OFFICES

SECTION 1. Registered Office. The registered office of the Corporation shall be the office of the Corporation’s registered agent in the State of Delaware or such other office of the Corporation in the State of Delaware as established from time to time by the Board of Directors.

SECTION 2. Other Offices.  The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time select or the business of the Corporation may require.

ARTICLE XVII

NOTICES

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.  Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person.  Neither the business nor the purpose of any meeting need be specified in such a waiver.  Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.